UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]   Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Under Rule 14a-12

                         Wayne Savings Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
      (5)   Total fee paid:

--------------------------------------------------------------------------------
[_]   Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

--------------------------------------------------------------------------------

      (2)   Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

      (3)   Filing party:

--------------------------------------------------------------------------------

      (4)   Date filed:

--------------------------------------------------------------------------------

[LOGO]Wayne
      Savings
      Bancshares, Inc.

                                                                   June 30, 2005

Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Wayne Savings Bancshares, Inc. The annual meeting will be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, July 28, 2005 at 10:00 a.m., local time.

      At the annual meeting, you will be asked to elect two (2) directors for a three-year term and ratify the appointment of Grant Thornton LLP as our independent auditors for the year ending March 31, 2006. Each of these matters is more fully described in the accompanying materials.

      The Board of Directors of Wayne Savings has determined that the matters to be considered at the annual meeting are in the best interest of Wayne Savings and our stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

      It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person at the annual meeting, but will ensure that your vote is counted if you are unable to attend.

      Your continued support of Wayne Savings Bancshares, Inc. is sincerely appreciated.

                                 Sincerely,

                                 /s/ Charles F. Finn

                                 Charles F. Finn
                                 Chairman, President and Chief Executive Officer

                         Wayne Savings Bancshares, Inc.
                             151 North Market Street
                               Wooster, Ohio 44691
                                 (330) 264-5767

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on July 28, 2005

                              --------------------

      Our 2005 annual meeting of stockholders will be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, July 28, 2005 at 10:00 a.m., local time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

      (1) To elect two (2) directors for a three-year term, and until their successors are elected and qualified;

      (2) To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2006; and

      (3) To transact such other business as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

      Our stockholders of record as of the close of business on June 16, 2005, the voting record date, are entitled to notice of and to vote at the annual meeting and at any adjournment of the annual meeting.

                                              By Order of the Board of Directors

                                              /s/ Michael C. Anderson

                                              Michael C. Anderson
                                              Secretary

Wooster, Ohio
June 30, 2005


--------------------------------------------------------------------------------
You are cordially invited to attend the annual meeting. It is important that your shares be represented regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise of the proxy.
--------------------------------------------------------------------------------

                                Table of Contents

                                                                                    Page
                                                                                    ----
About the Annual Meeting of Stockholders............................................   1
Proposal I - Election of Directors and Information with Respect to
  Continuing Directors and Executive Officers.......................................   3
     Election of Directors..........................................................   3
     Members of the Board of Directors Continuing in Office.........................   4
     Executive Officers Who Are Not Directors.......................................   5
     Committees and Meetings of the Board of Directors..............................   6
     Directors Attendance at Annual Meetings........................................   7
     Director Nominations...........................................................   7
     Director Compensation..........................................................   7
     Compensation Committee Interlocks and Insider Participation....................   8
Management Compensation.............................................................   8
     Summary Compensation Table.....................................................   8
     Stock Options..................................................................   9
     Employment Agreements..........................................................   9
     Benefit Plans..................................................................  10
     Indebtedness of Management and Related Party Transactions......................  11
Report of the Compensation Committee................................................  12
Report of the Audit Committee.......................................................  13
Performance Graph...................................................................  14
Beneficial Ownership of Common Stock by Certain Beneficial Owners and
  Management........................................................................  15
     Section 16(a) Beneficial Ownership Reporting Compliance........................  17
Proposal II - Ratification of Appointment of Auditors...............................  17
     Audit Fees.....................................................................  17
Stockholder Proposals, Nominations and Communications with the Board of Directors...  18
Annual Reports......................................................................  19
Other Matters.......................................................................  19


                                 PROXY STATEMENT
                                       of
                         WAYNE SAVINGS BANCSHARES, INC.

--------------------------------------------------------------------------------
                    ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

      This Proxy Statement is furnished to holders of common stock of Wayne Savings Bancshares, Inc., the parent holding company of Wayne Savings Community Bank. We are soliciting proxies on behalf of our Board of Directors to be used at the Annual Meeting of Stockholders to be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, July 28, 2005 at 10:00 a.m., local time, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. This proxy statement is first being mailed to stockholders on or about June 30, 2005. In this proxy statement, "Wayne Savings", "we", "us", and "our" refer to Wayne Savings Bancshares, Inc.

What is the purpose of the annual meeting?

      At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and ratification of our independent registered public accounting firm. In addition, management will report on the performance of Wayne Savings and respond to questions from stockholders.

Who is entitled to vote?

      Only our stockholders of record as of the close of business on the record date for the meeting, June 16, 2005, are entitled to vote at the meeting. On the record date, we had 3,429,244 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

      In accordance with the provisions of our Certificate of Incorporation, record holders who beneficially own in excess of 10% of the outstanding shares of our common stock are not entitled to vote with respect to the shares held in excess of the 10% limit. Our Certificate of Incorporation authorizes the Board of Directors (a) to make all determinations necessary to implement and apply the 10% limit, including determining whether persons or entities are acting in concert, and (b) to demand that any person who is reasonably believed to beneficially own stock in excess of the 10% limit supply information to us to enable the Board of Directors to implement and apply the 10% limit.

How do I submit my proxy?

      After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the annual meeting.

If my shares are held in "street name" by my broker, could my broker automatically vote my shares for me?

      Yes. Your broker may vote in his or her discretion on the election of directors and ratification of the auditors if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

      Yes. All stockholders are invited to attend the annual meeting. Stockholders of record can vote in person at the annual meeting. If your shares are held in street name, then you are not the stockholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

      Yes. If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

      o First, you may send a written notice to our Secretary, Michael C. Anderson, Wayne Savings Bancshares, Inc., 151 North Market Street, Wooster, Ohio 44691, stating that you would like to revoke your proxy.

      o Second, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

      o Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

      If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

      The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

      The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of Grant Thornton LLP for the fiscal year ending March 31, 2006.

      The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of

Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

      The election of directors will be determined by a plurality of the votes cast at the annual meeting. The two nominees for director receiving the most "for" votes will be elected. The approval of the proposal to ratify the appointment of our independent registered public accounting firm and any other proposal will require the affirmative vote of a majority of the votes cast on the proposal.

      Under the Delaware General Corporation Law, an abstention or broker non-vote is not counted as a vote cast and, accordingly, will have no effect on the vote to approve the proposal to ratify the appointment of our independent registered public accounting firm.

--------------------------------------------------------------------------------
       PROPOSAL I - ELECTION OF DIRECTORS AND INFORMATION WITH RESPECT TO
                   CONTINUING DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

      Our Bylaws provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our stockholders for staggered terms and until their successors are elected and qualified.

      At this annual meeting, you will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2008 and until their respective successors are elected and qualified. Joseph L. Retzler whose term expires at this annual meeting, will retire after 20 years of service to Wayne Savings Community Bank. Our Nominating and Corporate Governance Committee has recommended the nomination of Mr. Daniel R. Buehler to stand for election to the class of directors whose terms are expiring at this annual meeting. Mr. Buehler's name was submitted for consideration by the Chief Executive Officer. In addition, the Nominating and Corporate Governance Committee has recommended the re-election of Charles F. Finn as director. No nominee for director is related to any other director or executive officer by blood, marriage or adoption other than Charles F. Finn, whose spouse is Ms. Wanda Christopher-Finn. Stockholders are not permitted to use cumulative voting for the election of directors.

      Unless otherwise directed, each proxy executed and returned will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why either of the nominees listed below may not be able to serve as a director if elected.

      The following tables present information concerning the nominees for director and each director whose term continues. No continuing directors are related to any other director or executive officer by blood, marriage or adoption. Ages and shares of common stock beneficially owned are reflected as of

June 16, 2005. Where applicable, service as a director includes service as a director of Wayne Savings Community Bank.

          Nominees for Director for a Three-Year Term Expiring in 2008



                                                                        Director
       Name               Age      Positions Held with Wayne Savings     Since
---------------------  ---------  ------------------------------------  --------
Charles F. Finn           67      Chairman of the Board, President and    1976
                                  Chief Executive Officer

Daniel R. Buehler         50      Director                                2005

      The Board of Directors recommends that you vote FOR election of the
                                                      ---
nominees for director.

Members of the Board of Directors Continuing in Office

                      Directors Whose Term Expires in 2006

                                                                        Director
       Name               Age      Positions Held with Wayne Savings     Since
---------------------  ---------  ------------------------------------  --------
James C. Morgan           67      Director                                1995
Kenneth R. Lehman         46      Director                                2003

                      Directors Whose Term Expires in 2007

                                                                        Director
       Name               Age      Positions Held with Wayne Savings     Since
---------------------  ---------  ------------------------------------  --------
Russell L. Harpster       70      Director                                1979
Terry A. Gardner          58      Director                                1994
Frederick J. Krum         54      Director                                2004

      The principal occupation during the past five years of each director of Wayne Savings is set forth below.

      Charles F. Finn. Mr. Finn has served as President and Chief Executive Officer of Wayne Savings Community Bank since 1984 and has been employed by Wayne Savings Community Bank for 41 years. Mr. Finn is the spouse of Wanda Christopher-Finn, Executive Vice President of Wayne Savings. He was appointed Chairman of the Board of Directors of Wayne Savings Community Bank in July 2003 and has served as Chairman of Wayne Savings since September 25, 1997.

      Daniel R. Buehler. Mr. Buehler has served as President of Buehler Food Markets, Wooster, Ohio since 1990 and has been employed by Buehler Food Markets for 32 years.

      Russell L. Harpster. Mr. Harpster is an attorney and a partner in the law firm of Harpster, Vanosdall & Findley, LLP in Ashland, Ohio since January 2005 (formerly named Henderson, Harpster & Vanosdall, LLP).

      Terry A. Gardner. Mr. Gardner is Executive Vice President and part owner of Greenbriar Conference Centre, Wooster, Ohio since January 2001. Previously, Mr. Gardner was President and general partner of Terra Management and Terra Developers in Wooster, Ohio, firms involved in the management and construction of mutli-family housing projects.

      Frederick J. Krum. Mr. Krum has served as Director of the Akron-Canton Airport since 1981. Mr. Krum served on the Board of Directors of Village Savings Bank, a wholly-owned subsidiary of Wayne Savings Community Bank, from June 1998 until the merger of Village Savings into Wayne Savings Community Bank in September 2003.

      James C. Morgan. Mr. Morgan is President of Franklin Gas & Oil Co., Inc. in Wooster, Ohio and a partner of Franklin Gas & Oil Co. LLC since 2001.

      Kenneth R. Lehman. Mr. Lehman is a private investor and a former corporate and securities attorney. Mr. Lehman was a founding partner of the Washington, D.C. law firm of Luse Lehman Gorman Pomerenk & Schick (since renamed Luse Gorman Pomerenk & Schick). He retired from the law firm in April 2002.

Executive Officers Who Are Not Directors

      Set forth below is the information with respect to the principal occupations during the last five years for the three executive officers of Wayne Savings who do not also serve as directors. Ages are reflected as of June 16, 2005.

      Wanda Christopher-Finn. Age 62 years. Ms. Christopher-Finn is Executive Vice President of Wayne Savings and Executive Vice President and Chief Operating Officer of Wayne Savings Community Bank since August 2004. Previously, Ms. Christopher-Finn served as Executive Vice President of Wayne Savings and Executive Vice President and Chief Administrative Officer of Wayne Savings Community Bank and has been affiliated with Wayne Savings Community Bank since 1972. Ms. Christopher-Finn is the spouse of Mr. Charles F. Finn.

      Michael C. Anderson. Age 54 years. Mr. Anderson is Executive Vice President and Chief Financial Officer of Wayne Savings and Wayne Savings Community Bank and joined Wayne Savings Community Bank in October 2001. He has most recently been a member of senior management in the health care field responsible for accounting and financial operations in Madison, Wisconsin. Mr. Anderson was Senior Vice President, Chief Financial Officer of Wayne Savings Community Bank between 1984-1986.

      Phillip E. Becker. Age 60 years. Mr. Becker has served as Executive Vice President and Chief Lending Officer of Wayne Savings Community Bank since January 2005. Mr. Becker was Vice President of Wayne County National Bank, Wooster, Ohio, from August 1999 to December 2004.

Committees and Meetings of the Board of Directors

      The Board of Directors of Wayne Savings has established an Audit Committee, Executive Committee, Nominating and Corporate Governance Committee and Compensation Committee. Members of the Board also serve on committees of Wayne Savings Community Bank. Wayne Savings has not paid separate compensation to its executive officers or directors.

      During the fiscal year ended March 31, 2005, the Board of Directors of Wayne Savings met 14 times. No director of Wayne Savings attended fewer than 75% of the total number of Board of Directors meetings and all committees of the Board on which such director served during the periods that he served. Our Board of Directors has determined that a majority of our members are independent directors as defined in the Nasdaq listing standards. The current independent members are Messrs. Gardner, Harpster, Krum, Lehman, Morgan and Retzler. Mr. Buehler will also be deemed independent if elected.

      Audit Committee. The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Form 10-K and monitors Wayne Savings' adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of four directors, all of whom are independent directors as defined in the Nasdaq's listing standards. The current members of the Audit Committee are Directors Gardner, Krum, Morgan and Lehman. Mr. Krum has been designated as our Audit Committee Financial Expert. Mr. Krum has extensive financial and accounting experience as the managing director of the Akron-Canton Airport. Mr. Krum served as Chief Financial Officer of the airport from 1975-1982. The Audit Committee of Wayne Savings met six times in fiscal 2005. The Audit Committee of Wayne Savings has adopted a charter which has been amended and was attached as Appendix A to the proxy statement for the 2004 annual meeting of stockholders.

      Executive Committee. The Executive Committee is empowered to act in place of the full Board, with certain exceptions, between meetings of the full Board. The Executive Committee performs general control and supervision functions subject to the discretion of the full Board of Directors. The Executive Committee meets as needed and met once in fiscal 2005. The current members of the Executive Committee are Messrs. Finn, Harpster and Retzler.

      Nominating and Corporate Governance Committee. Wayne Savings established a Nominating and Corporate Governance Committee in 2004 for the purpose of nominating directors for election to the Board of Directors. The current members of the Nominating and Corporate Governance Committee are Directors Lehman, Krum and Morgan. The Nominating and Corporate Governance Committee met once in 2005 to consider director nominations and recommended nominees to the full Board of Directors. The Nominating and Corporate Governance Committee members are independent directors, as defined in the Nasdaq listing standards, who rotate annually so that no director will be in a position to recommend himself for nomination to the Board of Directors. The committee's charter, as adopted in 2004 was attached as Appendix B to the proxy statement for the 2004 annual meeting of stockholders.

      Compensation Committee. It is the responsibility of the Compensation Committee of Wayne Savings to set the compensation of our Chief Executive Officer, Chief Operating Officer and Chief Financial Officer as well as review the performance of other officers and to determine and administer compensation programs and adjustments, including personnel policies and practices. The Compensation Committee met three times during fiscal 2005. The current members of the Compensation Committee are

Messrs. Gardner, Harpster, Lehman, Krum, Morgan and Retzler. Each of the members is an independent director as defined in the Nasdaq listing standards.

Directors Attendance at Annual Meetings

      Directors are expected to attend the annual meeting absent a valid reason for not doing so. We expect that a Board meeting will typically be scheduled in conjunction with our annual meetings of stockholders, as is the case for this annual meeting. In 2004, all of our directors attended the annual meeting of stockholders.

Director Nominations

      In June 2004, the Nominating and Corporate Governance Committee adopted a written charter. The Charter sets forth certain criteria the committee may consider when recommending individuals for nomination including: ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors. The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and stockholders. Any stockholder wishing to make a nomination must follow our procedures for stockholder nominations, which are described under "Stockholder Proposals, Nominations and Communications with the Board of Directors."

Director Compensation

      Our directors, who also serve on the Board of Wayne Savings Community Bank, currently do not receive fees for serving on the Board or committees of Wayne Savings. Each non-employee director serving on the Board of Wayne Savings Community Bank received a fee of $900 per month and $600 for each monthly board meeting attended or for which they have an excused absence which totaled $18,000 for fiscal 2005. No fees are paid for special meetings of the Board, nor does Mr. Finn receive compensation for service on the Board. During fiscal 2005, members of the Executive Committee and Audit Committee received fees of $166.67 and $150.00 per month, respectively, regardless of attendance.

      2003 Stock Option Plan and 2003 Recognition Plan. The Board of Directors of Wayne Savings adopted the 2003 Stock Option Plan and 2003 Recognition Plan on May 22, 2003. The plans were approved by our stockholders at the 2003 annual meeting. Certain amendments to the plans were approved by our stockholders at the 2004 annual meeting to, among other things, change certain terms regarding vesting and acceleration of awards. We granted to each of Messrs. Harpster, Retzler, Morgan, Gardner and Lehman non-statutory options to purchase 10,204 shares of common stock at an exercise price of $13.95 per share, the fair market value of the shares of common stock underlying such option on the date the option was granted. Such options vest at a rate of 20% per year commencing one year from the date of grant. Pursuant to the 2003 Recognition Plan, we granted to each of Messrs. Harpster, Retzler, Morgan, Gardner and Lehman 4,081 shares of restricted stock that vest at a rate of 20% per year from the date of grant.

Compensation Committee Interlocks and Insider Participation

      Determinations regarding compensation of our President and Chief Executive Officer, our Executive Vice President and Chief Operating Officer and our Executive Vice President and Chief Financial Officer is reviewed by Wayne Savings' Compensation Committee. Messrs. Gardner, Lehman, Krum, Morgan, Retzler and Harpster who is the Committee's lead director, serve as members of the Compensation Committee.

      No person who served as a member of the Compensation Committee during fiscal 2005 was a current or former officer or employee of Wayne Savings or Wayne Savings Community Bank or engaged in certain transactions with Wayne Savings or Wayne Savings Community Bank required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee "interlocks" during fiscal 2005, which generally means that no executive officer of Wayne Savings served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee.

--------------------------------------------------------------------------------
                             MANAGEMENT COMPENSATION
--------------------------------------------------------------------------------

Summary Compensation Table

      The following table sets forth a summary of certain information concerning the compensation paid by Wayne Savings (including amounts deferred to future periods by the officers) for services rendered in all capacities during the years ended March 31, 2005, 2004 and 2003, to the President and Chief Executive Officer and other executive officers of Wayne Savings whose salary plus bonus exceeded $100,000 in fiscal 2005.

                                                                        Long- Term Compensation
                                                                    ------------------------------
                                                                                Awards
                                                     Annual         ------------------------------
                                                 Compensation(1)      Restricted     Securities
                                              ---------------------      Stock        Underlying       All Other
    Name and Principal Position        Year    Salary      Bonus     Awards (2)(3)     Options        Compensation
------------------------------------- ------- ---------- ---------- --------------- -------------- -----------------
Charles F. Finn                        2005    $179,200   $23,000    $          --              --      $34,853(4)
   Chairman, President and Chief       2004     170,200    20,000          289,793          23,857       22,829
   Executive Officer                   2003     165,400    20,000               --              --        3,280
Wanda Christopher-Finn                 2005     126,100    20,000               --              --       26,250(4)
   Executive Vice President and        2004     118,600    18,000          260,839          20,000       20,191
   Chief Operating Officer             2003     106,600    18,000               --              --        2,081
Michael C. Anderson                    2005     123,700    20,000               --              --     25,991(4)
   Executive Vice President and        2004     116,200    18,000          260,839          20,000       20,614
   Chief Financial Officer             2003     104,200    18,000               --              --           --


---------------------

(1) Wayne Savings provides various miscellaneous benefits to the named executive officers. The costs of providing such benefits did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each of such individuals.

(2) Reflects the value of shares of restricted stock on the date of grant awarded pursuant to the 2003 Recognition Plan. Such restricted stock vests over five years, 20% per year from the date of the grant.

                                         (Footnotes continued on following page)

---------------------

(3) As of March 31, 2005, Mr. Finn, Ms. Christopher-Finn and Mr. Anderson had 16,326, 14,692 and 14,692 shares of unearned restricted stock, respectively, pursuant to the 2003 Recognition Plan, which had fair market values of $261,216, $235,072 and $235,072 at March 31, 2005.

(4) Reflects compensation received in lieu of dividends paid on unearned restricted common stock, amounts contributed to the 401(k) accounts of the named executive officers and the dollar value of 1,022.54, 737.38 and
      747.047 shares allocated to the employee stock ownership plan accounts of Mr. Finn, Ms. Christopher- Finn and Mr. Anderson, respectively, at December 31, 2004, the date of allocation.

Stock Options

                          Fiscal Year-End Option Values

      The following table sets forth, with respect to the executive officers named in the Summary Compensation Table, information with respect to the number of options held at the end of the fiscal year ended March 31, 2005 and the value with respect thereto.

                                Number of Securities                 Value of Unexercised
                           Underlying Unexercised Options            in the Money Options
                                  at Fiscal Year End                   at Fiscal Year End(1)
                           -------------------------------      --------------------------------

        Name               Exercisable       Unexercisable      Exercisable        Unexercisable
----------------------     -------------     -------------      -------------      -------------
Charles F. Finn               23,857              --               $58,450              --
Wanda Christopher-Finn        20,000              --                49,000              --
Michael C. Anderson           27,556              --                83,909              --


---------------------

(1) Calculated by determining the difference between the fair market value of a share of the common stock underlying the options at March 31, 2005 ($16.00) and the exercise price of the options.

(2) Effective for fiscal 2005, the Board of Directors of Wayne Savings approved the accelerated vesting of all granted and unexercisable options.

Employment Agreements

      Wayne Savings Community Bank entered into employment agreements with Chairman, President and Chief Executive Officer, Charles F. Finn, and Executive Vice Presidents Wanda Christopher-Finn and Michael C. Anderson effective April 1, 2004, at their then current base salaries. Mr. Finn's agreement provides for a term of 36 months, and Ms. Christopher-Finn's and Mr. Anderson's provide for terms of 24 months. On each anniversary date, the agreements may be extended for an additional 12 months, so that the remaining term shall be 36 months and 24 months, respectively. If an agreement is not renewed, the agreement will expire 36 months, or 24 months, respectively, following the anniversary date. The base salaries under the agreements shall be reviewed at least annually and may be increased but not decreased. In addition to the base salaries, the agreements provide for, among other things, insurance benefits and participation in other employee and fringe benefits applicable to executive personnel. The agreements provide for termination of the employment of the executive by Wayne Savings Community Bank for cause at any time.

      The employment agreements provide for certain payments to the executives in the event Wayne Savings Community Bank terminates the executive's employment during the term of the agreement for reasons other than cause, retirement or disability, each as defined in the agreements, or in the event of the executive's resignation upon (a) failure to re-elect the executive to his or her current offices, (b) a material change in the executive's functions, duties or responsibilities, (c) relocation of his or her principal place of employment by more than a specified number of miles, (d) liquidation or dissolution of Wayne Savings Community Bank or Wayne Savings, or (e) a breach of the agreement by Wayne Savings Community Bank or in the event of the termination or resignation of the executive following our change in control, as defined. In the above circumstances, the executive, or in the event of death, his or her beneficiary, would be entitled to severance pay in an amount equal to three times, or two times, as applicable, his or her highest annual base salary and bonus. Wayne Savings Community Bank would also continue the executive's life and, if applicable, dental coverage for the remaining unexpired term of the agreement. In the event the payments to the executive include an "excess parachute payment" as defined in the Internal Revenue Code, the payments will be reduced in order to avoid having an excess parachute payment.

      Upon termination of the executive's employment upon the executive's retirement, he or she will be entitled to all benefits available to him or her under any retirement or other benefit plan maintained by Wayne Savings Community Bank. In the event of an executive's disability for a period of six months, Wayne Savings Community Bank may terminate the agreement, provided that Wayne Savings Community Bank will be obligated to pay the executive a bi-weekly payment equal to three quarters of the executive's bi-weekly rate of base salary, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by Wayne Savings Community Bank. The disability payments shall end on the earlier of (i) the date the executive returns to full-time employment with Wayne Savings Community Bank or another employer, (ii) his or her attainment of retirement age, or (iii) his or her death.

      In the event of a change in control of Wayne Savings or Wayne Savings Community Bank, as defined, the total payment that would be due under the employment agreements of Mr. Finn, Ms. Christopher-Finn and Mr. Anderson based solely on the current annual compensation paid to such officers and excluding any payments or benefits under any employee benefit plan which may be payable, would be approximately $1.2 million. Such payments may tend to discourage takeover attempts by increasing the costs to be incurred in the event of a takeover.

Benefit Plans

      Retirement Plan. Wayne Savings Community Bank maintains a defined benefit pension plan for eligible employees. We froze the pension plan as of December 31, 2003. Subsequent to December 31, 2003, there have been no new enrollments and no further benefit accruals in the pension plan. Credited service ceased to accrue after December 31, 2003, however, vesting continues for periods of employment subsequent to such date. The pension plan provides for monthly payments to or on behalf of each covered employee upon the employee's normal retirement date (i.e., the first day of the month coincident with or next following the later of age 65 or five years of participation). These payments are calculated in accordance with a formula based on the employee's "average monthly compensation," which is defined as the highest average of total compensation for five consecutive calendar years of employment. The normal retirement benefit is equal to 29% of the "average monthly compensation" up to the integration level, plus 51% of the "average monthly compensation" in excess of the integration level, reduced for less than 35 years of service. The normal form of benefit is a monthly income payable for life. Optional forms of benefit are available.

      Under the pension plan, we make an annual contribution for the benefit of eligible employees computed on an actuarial basis. Employee benefits under the plan vest as designated in the schedule below:


Completed Years of Employment                  Vested Percentages
-----------------------------                  ------------------

Fewer than 3                                            --
3 but fewer than 4                                     20%
4 but fewer than 5                                     40%
5 but fewer than 6                                     60%
6 but fewer than 7                                     80%
7 or more                                             100%

      The following table sets forth the estimated annual benefits payable upon retirement at age 65 for the period ended March 31, 2005.


                                    Years of Benefit Service
Final Average     -----------------------------------------------------------
  Earnings          10       15       20       25       30       35      40
--------------    ------   ------   ------   ------   ------   ------  ------
 $ 50,000          6,046    9,069   12,092   15,115   18,138   21,161  21,161
   75,000          9,689   14,533   19,378   24,222   29,067   33,911  33,911
  100,000         13,332   19,998   26,664   33,329   39,995   46,661  46,661
  125,000         16,975   25,462   33,949   42,437   50,924   59,411  59,411
  150,000         20,617   30,926   41,235   51,544   61,852   72,161  72,161
  175,000         23,532   35,298   47,064   58,829   70,595   82,361  82,361
  200,000         24,989   37,483   49,978   62,472   74,967   87,461  87,461
  225,000         24,989   37,483   49,978   62,472   74,967   87,461  87,461
  250,000(1)      24,989   37,483   49,978   62,472   74,967   87,461  87,461

---------------------

(1) The maximum amount of annual compensation which the retirement plan can consider in computing benefits is $205,000 in 2005, as adjusted for subsequent years pursuant to the Internal Revenue Code provisions.

      The approximate full years of credited service, as of March 31, 2005, for the named executive officers are as follows:



                                     Years of
Name                                  Service
----------------------               --------
Charles F. Finn                          41
Wanda Christopher-Finn                   32
Michael C. Anderson                       3

Indebtedness of Management and Related Party Transactions

      In accordance with applicable federal laws and regulations, Wayne Savings Community Bank makes loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. In accordance with a loan policy applicable to all employees of Wayne Savings Community Bank, officers and directors have loans with a rate of interest 1/2% below rates for non-affiliates. According to a policy adopted by Wayne Savings, all loans made to a director or executive officer in excess of the greater of $25,000 or 5% of Wayne Savings' capital and surplus, must be approved in advance by a majority of the disinterested members of our Board of Directors. As of June 16, 2005, loans to officers, directors and their related business interests totaled $2.9 million, including a $2.4 million loan and $200,000 line of credit to a partnership in which one of the directors is a partner. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features. All loans were current as of March 31, 2005.

      Director Russell L. Harpster is a partner in the law firm of Harpster, Vanosdall & Findley, LLP of Ashland, Ohio, (formerly named Henderson, Massaro and Vanosdall, LLP) and has represented Wayne Savings Community Bank in certain legal matters since 1979, including drafting legal documents, bankruptcies and foreclosures. During the fiscal year ended March 31, 2005, Wayne Savings paid $23,804 in legal fees to Mr. Harpster's law firm. No retainer was paid, and Wayne Savings was billed for services performed at the firm's hourly rates. The fees for use of Greenbriar Conference Centre, of which Mr. Gardner is a part owner, for Wayne Savings' annual meeting are standard fees and will not exceed $1,000.

--------------------------------------------------------------------------------
                      REPORT OF THE COMPENSATION COMMITTEE
--------------------------------------------------------------------------------

The Compensation Committee annually reviews the performance of the Chief Executive Officer and other executive officers and approves changes to base compensation as well as the level of bonus, if any, to be awarded. In determining whether the employment agreements of the Chief Executive Officer and other executive officers should be extended, the Committee took into account the individual performance of each executive officer and the performance of Wayne Savings under the direction of the executive officers. Other factors considered by the Committee in fiscal 2005 included each executive officer's general managerial oversight of Wayne Savings, the quality of communications with the Board of Directors, and Wayne Savings' record of compliance with regulatory requirements.

      While the Committee does not use strict numerical formulas to determine changes in compensation for the Chief Executive Officer and other executive officers, and while it weighs a variety of different factors in its deliberations, it has emphasized and expects to continue to emphasize Wayne Savings' level of net operating income, net interest margin, non-performing assets and operating expenses, as well as the experience, expertise and management skills of the executive officers and their specific roles in the future success of Wayne Savings. The Committee also considers compensation surveys prepared by banking associations and professional firms to determine compensation paid to executives performing similar duties for similarly-sized financial institutions. Specifically, in fiscal 2005, the Committee examined and evaluated compensation data for each executive position at similarly-sized financial institutions, as set forth in the 2004 SNL Compensation Survey. The Committee also weighed fiscal 2005 earnings, which represented earnings substantially in line with record earnings in 2004. While each of the quantitative and non-quantitative factors described above was considered by the Committee, such factors were not assigned a specific weight in evaluating the performance of the Chief Executive Officer and other executive officers. Rather, all factors were considered.

      In 2005, the Committee, after taking into account the foregoing quantitative and qualitative criteria and other factors, established the base compensation and bonus payments for the executive officers. With respect to Charles F. Finn, the President and Chief Executive Officer, the Committee recommended to the full Board of Directors a $9,000 or 5.3%, increase in base salary to $179,200. Mr. Finn's annual bonus was increased to $23,000. Mr. Finn did not participate in the Committee's discussions of his individual base salary and bonus.

                                           Members of the Compensation Committee
                                           Terry A. Gardner
                                           Joseph L. Retzler
                                           Russell L. Harpster
                                           Kenneth R. Lehman
                                           James C. Morgan

--------------------------------------------------------------------------------
                          REPORT OF THE AUDIT COMMITTEE
--------------------------------------------------------------------------------

      The functions of the Wayne Savings Audit Committee include the following: performing all duties assigned by the Board of Directors; selecting our independent auditors; reviewing with Wayne Savings' management and our independent public accountants the financial statements issued by Wayne Savings and Wayne Savings Community Bank pursuant to federal regulatory requirements; meeting with the independent public accountants to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates; assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses; and assessing compliance with laws and regulations and overseeing the internal audit function.

      The Audit Committee has reviewed and discussed Wayne Savings' audited financial statements with management. The Audit Committee has discussed with Wayne Savings' independent auditors, Grant Thornton LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with Grant Thornton LLP, the independent auditors' independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Wayne Savings' Annual Report on Form 10-K for fiscal year 2005 for filing with the Securities and Exchange Commission.

                                                  Members of the Audit Committee

                                                  Terry A. Gardner
                                                  Frederick J. Krum
                                                  James C. Morgan
                                                  Kenneth R. Lehman

--------------------------------------------------------------------------------
                                PERFORMANCE GRAPH
--------------------------------------------------------------------------------

      The following graph represents $100 invested in our common stock at the per share closing price of the common stock on the Nasdaq National Market on March 31, 2000. The cumulative total returns include the payment of dividends by Wayne Savings. The graph demonstrates comparison of the cumulative total returns for the common stock of Wayne Savings, the Nasdaq Composite Index and the SNL Securities All Bank & Thrift Index for the periods indicated. Although the prior year's proxy statement referred to the "NASDAQ - US" index, the "Nasdaq Composite" index is calculated in the same manner; however, the name was changed to better reflect how the index is generally referred to.


                                 [GRAPH OMITTED]

                                                     Period Ending
                                -----------------------------------------------------
          Index                 03/31/00 03/31/01 03/31/02 03/31/03 03/31/04 03/31/05
------------------------------  -------- -------- -------- -------- -------- --------
Wayne Savings Bancshares, Inc.   $100.00  $120.90  $133.90  $124.04  $187.28  $188.16
NASDAQ Composite                  100.00    40.33    40.57    29.63    44.26    44.62
SNL All Bank & Thrift Index       100.00   115.02   127.99   110.12   159.71   161.08


--------------------

*     Source: SNL Financial LC, Charlottesville, VA

--------------------------------------------------------------------------------
                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------

      The following table sets forth as of June 16, 2005, the voting record date, certain information as to the common stock beneficially owned by each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, the directors and director nominees of Wayne Savings, the executive officers named in the Summary Compensation Table, and all directors and certain executive officers of Wayne Savings as a group.

                                                              Amount and Nature
                     Name of Beneficial                         of Beneficial
                     Owner or Number of                       Ownership as of         Percent of
                      Persons in Group                        June 16, 2005(1)       Common Stock
--------------------------------------------------------      -----------------      ------------
Wayne Savings Employee Stock Ownership Plan                       242,784(2)              6.9%
151 North Market Street
Wooster, Ohio 44691

Directors:
   Charles F. Finn                                                177,811(3)(11)          5.0%
   Dan Buehler                                                         --                  *
   Terry A. Gardner                                                48,075(4)              1.4%
   Russell L. Harpster                                             73,377(5)(11)          2.1%
   Frederick J. Krum                                                  300                  *
   Kenneth R. Lehman                                               86,902(6)(11)          2.5%
   James C. Morgan                                                 34,172(7)(11)          1.0%
   Joseph L. Retzler                                               38,976(8)(11)          1.1%

Executive Officers:
   Wanda Christopher-Finn                                         177,811(9)(11)          5.0%
   Michael C. Anderson                                              8,869(10)              *
   Phillip E. Becker                                                   --                  *

All directors and executive officers of Wayne Savings as          468,482(12)            13.0%
   a group (11 persons)


---------------------

*     Represents less than 1% of our outstanding common stock.

(1) Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) The Wayne Savings Community Bank Employee Stock Ownership Plan Trust was established pursuant to the Wayne Savings Community Bank Employee Stock Ownership Plan ("ESOP") by an agreement between Wayne Savings Community Bank and Messrs. Anderson and Finn who act as Trustees of the ESOP.


                                         (Footnotes continued on following page)

---------------------

      As of December 31, 2004, 109,859 shares held in the ESOP Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees and unallocated shares will be voted in the same ratio on any matter as to those shares for which instructions are given. The amount of common stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the shares held by the ESOP Trust.

(3) Includes 75,312 shares held by Mr. Finn's spouse, Ms. Wanda Christopher-Finn, Executive Vice President of Wayne Savings, 3,895 shares allocated to Mr. Finn's account in the Wayne Savings 401(k) Retirement Plan, 9,823 shares held in Mr. Finn's individual retirement account and 12,513 shares held in Mr. Finn's account in the Wayne Savings employee stock ownership plan. Mr. Finn's address is c/o Wayne Savings Community Bank, 151 North Market Street, Wooster, Ohio 44691.

(4) Includes 32,349 shares held jointly with Mr. Gardner's spouse, 5,242 shares held by Mr. Gardner's spouse and 5,242 shares held by Mr. Gardner's daughter.

(5)   Includes 26,646 shares held by Mr. Harpster's spouse.

(6)   Includes 76,698 shares held jointly with Mr. Lehman's spouse

(7) Includes 647 shares held by Mr. Morgan's spouse, 2,445 shares held in Mr. Morgan's individual retirement account, 19,334 shares held in two trusts for which Mr. Morgan is a beneficiary and 1,542 shares held by Franklin Gas & Oil Co. LLC of which Mr. Morgan is a partner.

(8)   Includes 28,497 shares held in trust for which Mr. Retzler is the trustee.

(9) Includes 102,499 shares held by Ms. Christopher-Finn's spouse, Mr. Charles Finn, President and Chief Executive Officer of Wayne Savings, 2,192 shares held in Ms. Christopher-Finn's individual retirement account, 8,172 shares allocated to Ms. Christopher-Finn's account in the employee stock ownership plan and 3,393 shares allocated to Ms. Christopher-Finn's account in the Wayne Savings 401(k) Retirement Plan. Ms. Christopher-Finn's address is c/o Wayne Savings Community Bank, 151 North Market Street, Wooster, Ohio 44691.

(10) Includes 1,616 shares allocated to Mr. Anderson's account in the Wayne Savings 401(k) Retirement Plan, 5,000 shares held in Mr. Anderson's individual retirement account and 1,456 shares allocated to Mr. Anderson's account in the Wayne Savings employee stock ownership plan.

(11) Includes shares subject to stock options which are currently or will become exercisable within 60 days of June 16, 2005 as follows:


              Name                            No. of Shares Subject to Options
      -----------------------                 --------------------------------

      Charles F. Finn                                     23,857
      James C. Morgan                                     10,204
      Kenneth R. Lehman                                   10,204
      Russell L. Harpster                                 10,204
      Joseph L. Retzler                                   10,204
      Wanda Christopher-Finn                              20,000

(12) Includes 22,141 shares allocated to executive officers pursuant to the Wayne Savings Community Bank Employee Stock Ownership Plan, 84,673 shares which may be acquired upon the exercise of stock options exercisable within 60 days of June 16, 2005, the voting record date and 8,904 shares allocated to the executive officers in the Wayne Savings 401(k) Retirement Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of Wayne Savings' common stock.

      Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended March 31, 2005, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

--------------------------------------------------------------------------------
              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

      The Audit Committee of the Board of Directors of Wayne Savings has appointed Grant Thornton LLP, independent registered public accounting firm, to perform the audit of our financial statements for the year ending March 31, 2006, and further directed that the selection of auditors be submitted for ratification by the stockholders at the annual meeting.

      We have been advised by Grant Thornton LLP that neither that firm nor any of its associates has any relationship with Wayne Savings or its subsidiaries other than the usual relationship that exists between independent registered public accounting firms and clients. Grant Thornton LLP will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

      In determining whether to appoint Grant Thornton LLP as our auditors, our Audit Committee considered whether the provision of services, other than auditing services, by Grant Thornton LLP is compatible with maintaining the auditors' independence. In addition to performing auditing services as well as reviewing Wayne Savings' public filings, our auditors performed tax-related services, including the completion of Wayne Savings' corporate tax returns, in fiscal 2005. The Audit Committee believes that Grant Thornton LLP's performance of these other services is compatible with maintaining the auditor's independence.

Audit Fees

      The following table sets forth the aggregate fees paid by us to Grant Thornton LLP for professional services rendered in connection with the audit of our consolidated financial statements for 2005 and 2004, as well as the fees paid by us to Grant Thornton LLP for audit-related services, tax services and all other services rendered by Grant Thornton LLP to us during fiscal 2005 and 2004.

                                            Year Ended March 31,
                                     --------------------------------

                                        2005                   2004
                                     --------               ---------
Audit fees (1) ...............       $ 72,800               $ 70,500
Audit-related fees (2) .......         17,250                 21,300
Tax fees (3) .................         25,418                 13,140
All other fees ...............          5,600                     --
                                     --------               --------
         Total ...............       $121,068               $104,940
                                     ========               ========

---------------------

(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.


                                         (Footnotes continued on following page)

---------------------

(2) Includes for fiscal 2005 and 2004, assistance with and review of Wayne Savings' quarterly filings on Form 10-Q as well as for fiscal 2004 assistance with respect to acquisitions, principally Stebbins National Bank.

(3) Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax related services.

      As provided in its charter, the Audit Committee selects our independent auditors and pre-approves all audit services to be provided by the independent auditors to Wayne Savings. The Audit Committee also reviews and pre- approves all audit-related and non-audit related services rendered by our independent auditors in accordance with the Audit Committee's Pre-Approval Policy adopted in April 2004. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent auditors. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

      Each new engagement of Grant Thornton LLP was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission rules.

   The Board of Directors recommends that you vote FOR the ratification of the
                                                   ---
     appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2006.

--------------------------------------------------------------------------------
              STOCKHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS
                           WITH THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

      Stockholder Proposals. Any proposal which a stockholder wishes to have included in the proxy materials of Wayne Savings relating to the next annual meeting of stockholders, which is currently expected to be held in July 2006, must be received at the principal executive offices of Wayne Savings Bancshares, Inc., 151 North Market Street, Wooster, Ohio 44691, no later than March 2, 2006. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

      Stockholder proposals which are not submitted for inclusion in Wayne Savings' proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Section 6(b) of our Bylaws. Notice of the proposal must also be given in writing and delivered to, or mailed and received at, our principal executive offices by April 1, 2006. The notice must include the information required by Section 6(b) of our Bylaws.

      Stockholder Nominations. Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or the Nominating Committee thereof, shall be made by a stockholder who has complied with the notice provisions in the Bylaws. Written notice of a stockholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of stockholders, 90 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of stockholders. For our annual meeting in 2006, this notice must have been received by April 1, 2006. Each written notice of a stockholder nomination is required to set forth certain information specified in Section 6(c) of our Bylaws. We did not receive any stockholder nominations with respect to this annual meeting.

      Other Stockholder Communications. Our Board of Directors has adopted a formal process by which stockholders may communicate with the Board. Stockholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to the Board of Directors of Wayne Savings Bancshares, Inc. c/o Michael C. Anderson, Secretary, 151 North Market Street, Wooster, Ohio 44691.

--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

      A copy of our Annual Report to Stockholders for the year ended March 31, 2005 accompanies this Proxy Statement. Such report is not part of the proxy solicitation materials.

      Upon receipt of a written request we will furnish without charge to any stockholder a copy of the Annual Report on Form 10-K for fiscal 2005. Such written requests should be directed to Mr. Michael C. Anderson, Secretary, Wayne Savings Bancshares, Inc., 151 North Market Street, Wooster, Ohio 44691.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

      Management is not aware of any business to come before the annual meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

      The cost of the solicitation of proxies will be borne by Wayne Savings. Wayne Savings will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, directors, officers and employees of Wayne Savings may solicit proxies personally or by telephone without additional compensation.

[X]PLEASE MARK VOTES
   AS IN THIS EXAMPLE            REVOCABLE PROXY
                         WAYNE SAVINGS BANCSHARES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 28, 2005

      The undersigned hereby appoints the full Board of Directors, with full substitution to act as proxies for the undersigned to vote all shares of common stock of Wayne Savings Bancshares, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Greenbriar Conference Centre, 50 Riffel Road, Wooster, Ohio, at 10:00 a.m. (local time) on July 28, 2005. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows: FOR the election of all nominees and FOR the ratification of appointment of Grant Thornton LLP as auditors for fiscal 2006.

               This proxy is solicited by the Board of Directors.

1. The election as directors of all nominees listed (except as marked to the contrary


                    With-         For All
      For           hold          Except
      [_]           [_]            [_]


      For three year term expiring in 2008:
      Charles F. Finn    Daniel R. Buehler

      INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below:

--------------------------------------------------------------------------------

2. The ratification of the appointment of Grant Thornton LLP as auditors for the fiscal year ending March 31, 2006.

      For         Against        Abstain
      [_]           [_]            [_]

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.          [_]

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS.


      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED HEREIN. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
                                                        -----------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-----------Stockholder sign above----------Co-holder (if any) sign above-------

--------------------------------------------------------------------------------
  ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                         WAYNE SAVINGS BANCSHARES, INC.

--------------------------------------------------------------------------------
      The above signed acknowledges receipt from Wayne Savings Bancshares, Inc. prior to the execution of this proxy of notice of the Meeting, a proxy statement dated June 30, 2005 and audited financial statements.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

              PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY
                  USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

----------------------------------

----------------------------------

----------------------------------

[X]Please Mark Votes
   as in This Example   401(k) VOTING INSTRUCTION BALLOT
                         WAYNE SAVINGS BANCSHARES, INC.

      The undersigned hereby instructs the Trustee of the 401(k) Retirement Plan of Wayne Savings Community Bank to vote, as designated below, all the shares of common stock of Wayne Savings Bancshares, Inc. allocated to my 401(k) Plan account as of June 16, 2005, at the Annual Meeting of Stockholders to be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, July 28, 2005, at 10:00 a.m., local time, or at any adjournment thereof.

1. ELECTION OF DIRECTORS FOR THREE-YEAR TERM

   [_]FOR                          [_]WITHHOLD                 [_]FOR ALL EXCEPT

Nominees for three-year term expiring in 2008:
   Charles F. Finn and Daniel R. Buehler

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

-----------------------------------------------------------------------

2. PROPOSAL TO RATIFY THE APPOINTMENT of Grant Thornton LLP as auditors for the fiscal year ending March 31, 2006.

   [_]FOR                          [_]AGAINST                  [_] ABSTAIN

3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

      The Board of Directors recommends that you vote FOR the Board's nominees for director and FOR the ratification of Grant Thornton LLP. Such votes are hereby solicited by the Board of Directors.

      If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors' nominees for director and for the ratification of Grant Thornton LLP.

                                                        -----------------------
         Please be sure to sign and date                | Date                 |
               in the box below.                        |                      |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-----------Participant sign above----------------------------------------------

--------------------------------------------------------------------------------
 ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                         WAYNE SAVINGS BANCSHARES, INC.
--------------------------------------------------------------------------------
                       PLEASE MARK, SIGN, DATE AND RETURN
        401(k) VOTING INSTRUCTION BALLOT TO BE RECEIVED BY JULY 25, 2005.
--------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

----------------------------------

----------------------------------

----------------------------------

[X]Please Mark Votes
   as in This Example    ESOP VOTING INSTRUCTION BALLOT
                         WAYNE SAVINGS BANCSHARES, INC.

      The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan of Wayne Savings Community Bank to vote, as designated below, all the shares of common stock of Wayne Savings Bancshares, Inc. allocated to my ESOP account as of June 16, 2005 at the Annual Meeting of Stockholders to be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, July 28, 2005 at 10:00 a.m., local time, or at any adjournment thereof.

1. ELECTION OF DIRECTORS FOR THREE-YEAR TERM

   [_]FOR                          [_]WITHHOLD                 [_]FOR ALL EXCEPT

Nominees for three-year term expiring in 2008:
   Charles F. Finn and Daniel R. Buehler

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

-----------------------------------------------------------------------

2. PROPOSAL TO RATIFY THE APPOINTMENT of Grant Thornton LLP as auditors for the fiscal year ending March 31, 2006.

   [_]FOR                          [_]AGAINST                  [_] ABSTAIN

3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

      The Board of Directors recommends that you vote FOR the Board's nominees for director and FOR the ratification of Grant Thornton LLP. Such votes are hereby solicited by the Board of Directors.

      If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors' nominees for director and for the ratification of Grant Thornton LLP.
                                                        ------------------------
         Please be sure to sign and date                | Date                 |
               in the box below.                        |                      |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-----------Participant sign above----------------------------------------------

--------------------------------------------------------------------------------
 ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                         WAYNE SAVINGS BANCSHARES, INC.
--------------------------------------------------------------------------------

                     PLEASE MARK, SIGN, DATE AND RETURN ESOP
       VOTING INSTRUCTION BALLOT PROMPTLY TO BE RECEIVED BY JULY 25, 2005.
--------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

----------------------------------

----------------------------------

----------------------------------

[Wayne Savings Letterhead]

                                                                   June 30, 2005



To: Participants in Wayne Savings Community Bank's 401(k) Retirement Plan and/or Employee Stock Ownership Plan

Re:   Instructions for voting shares of Wayne Savings Bancshares, Inc.

      As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Stockholders of Wayne Savings Bancshares, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Wayne Savings Bancshares allocated to your accounts in the 401(k) Plan and/or ESOP will be voted. You may receive one or two Voting Instruction Ballots depending on whether you have accounts in both the ESOP and 401(k) Plan.

      Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and Voting Instruction Ballot(s). After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan and/or ESOP by marking, dating, signing and returning the enclosed Voting Instruction Ballot(s) in the envelope provided. Huntington National Bank will tabulate the votes for the purpose of having those shares voted by the Trustees. In order to be effective, your Voting Instruction Ballot(s) must be received by Huntington no later than July 25, 2005.

      We urge each of you to vote, as a means of participating in the governance of the affairs of Wayne Savings Bancshares. If your voting instructions are not received, the shares allocated to your 401(k) Plan and/or ESOP accounts will generally not be voted. While I hope that you will vote in the manner
          ---
recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

      Please note that the enclosed material relates only to those shares which have been allocated to you in your account(s) under the 401(k) Plan and/or ESOP. If you also own shares of Wayne Savings Bancshares common stock outside of the 401(k) Plan and/or ESOP, you should receive other voting material for those shares owned by you individually. Please return all your voting material so that all your shares may be voted.

                                 Sincerely,

                                 /s/ Charles F. Finn

                                 Charles F. Finn
                                 Chairman, President and Chief Executive Officer